                                                                   Exhibit 10.55

                              CONSULTING AGREEMENT

      This CONSULTING AGREEMENT ("Agreement") is made as of January 1, 1997 by and between Global Equity Corporation, an investment and international investment banking corporation formed under the laws of Ontario, Canada ("Company") and John R. Hart ("Consultant").

                                   RECITALS

 1. The Company is incorporated under the laws of the Ontario, Canada. The Company is involved in activities as an international investment banker and in addition searches for and investigates appropriate investment opportunities.

 2. The Company believes it is prudent and appropriate to attempt to increase shareholder value through strategic investments, acquisitions, various business combinations, and constructive rationalization of investments as well as providing investment banking services.

 3. The Company believes that Consultant possesses unique skills, knowledge, and experience.

 4. The Company believes that it is imperative that it and its Board of Directors be able to rely upon the Consultant's advice and recommendations.

 5. Consultant has been a Director of the Company and President and CEO since September 5, 1995.

 6. Consultant was instrumental in reorganizing the Company's Board of Directors, management, and corporate structure.

                                    AGREEMENT

In consideration of the foregoing, and of their mutual promises contained herein, the parties agree as follows:

 1.   Engagement and Term

      The Company hereby retains Consultant to render consulting and advisory services as requested from time to time by the Company, for a three-year period commencing on January 1, 1997.

 2.   Scope of Services

      The services to be provided by Consultant shall encompass but not necessarily be limited to the following areas and activities:

      A. To analyze the activities and operations of the Company and its subsidiaries and affiliates and make recommendations to achieve greater operating efficiencies.

Consulting Agreement
Page 2


      B. To conduct investment banking activities on behalf of the Company and its subsidiaries and affiliates including but not limited to investigating opportunities for consolidation, making recommendations for internal financial restructuring, and searching for potential merger and acquisition candidates.

      C. Analyzing the investment portfolio of the Company and its subsidiaries and affiliates and making recommendations to achieve higher yield and a greater overall return.

      D. To fulfill the duties of the Company's President and CEO as defined by the Company's Code of Regulations.

      Consultant will devote his reasonable best efforts to completing the tasks assigned to him by the Company. When requested, Consultant will furnish to the Company written reports as specific tasks are accomplished or results ascertained. In addition, Consultant will engage in discussions and meetings with Company personnel when so requested and when appropriate and necessary.

 3.   Compensation

      The Company shall compensate Consultant at the annual rate of $266,672, such annual rate to be reviewed by Company's Compensation Committee.

      In addition, Consultant shall be eligible to receive an annual incentive award based on the growth of the Company's book value per share during the fiscal year above a threshold. The threshold above which incentives are earned is 80% of the S&P 500 annualized total return for the five previous years. For 1997, the threshold is 12%. If book value per share exceeds this threshold, the incentive award shall be equal to 5% of such excess multiplied by the number of shares outstanding at the beginning of the fiscal year. Such award shall adjust the Director Incentive Stock Option Plan (1993) (as amended) as outlined in the February 12, 1997 Board of Director minutes.

 4.   Change of Control

      A "Change of Control" shall be deemed to have occurred if a sufficient number of shares of the Company or its parent company are acquired by a third party or by third parties acting jointly to effect a change in the Board of Directors and, after such number of shares are acquired, a majority of the Board of Directors of the Company or its parent company as constituted immediately prior to such acquisition, are replaced. In the event of a Change of Control, the Company shall immediately pay Consultant a lump sum of $800,016 plus an amount equal to three (3) times the highest annual bonus paid to Consultant in the last three years.

 5.   Termination

      If Consultant's services under this Agreement are terminated for any reason, prior to December 31, 1999, Consultant shall be paid a lump sum equal to $800,016 minus the amount previously paid to Consultant under this Agreement. Any such payment under this Section 5 shall be in addition to any payments made under Section 4.

Consulting Agreement
Page 3


 6.   Death or Disability of Consultant

      In the event Consultant dies prior to December 11, 1999, a lump sum shall be paid to the person designated by Consultant, in an amount equal to $800,016 minus the amount previously paid to Consultant under this Agreement. In the event the Consultant becomes permanently and totally disabled, prior to December 11, 1999, Consultant shall be paid a lump sum in an amount equal to $800,016 minus the amount previously paid to Consultant under this Agreement. Any payments paid under this Section 6, shall be in addition to any payments paid to Consultant.

 7.   Confidentiality

      Both during the term of his engagement by the Company and thereafter, Consultant shall not, without the prior written consent of the Company, or as required by the order of any court or administrative agency with jurisdiction, divulge to any third party, or use for his own benefit or for any purpose other than the exclusive benefit of the Company, any confidential information concerning its business and affairs obtained by him during the term of his engagement; it being the intent hereof that Consultant shall not so divulge or use any such information which is unpublished or not readily available to the general public. Nothing contained in this Section 5 shall restrict Consultant's ability to make such disclosures during the course of his engagement as may be necessary or appropriate to the effective and efficient discharge of his duties to the Company under this Agreement.

 8.   Other Agreements

      Consultant represents and warrants to the Company that there is no agreement between him and any other person, firm or corporation concerning the performance of services under this Agreement or which in any way might prevent Consultant from performing his obligations under this Agreement. Nothing shall be interpreted as precluding Consultant from seeking or performing other employment or consultation work.

 9.   Assignment

      This Agreement may not be assigned by either party without the prior written consent of the other.

10.   Waiver of Breach

      Failure to insist upon strict compliance with any of the terms, promises or conditions of this Agreement shall not be deemed a waiver of such terms, promise or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power, unless specifically stated.

11.   Severability

      The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.

12.   Modification

      This Agreement cannot be amended, changed, modified, or discharged except by an agreement in writing signed by both the Company and Consultant.

Consulting Agreement
Page 4


13.   Governing Law

      This Agreement and the performance of this Agreement shall be governed by the laws of the State of California.

14.   Captions

      The captions at the beginning of the several sections of this Agreement are not part of the context hereof but are only guides or labels to assist in locating and reading such sections. They should be given no effect in construing this Agreement.

15.   Binding Effect

      Except as otherwise herein expressly provided, this Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and Consultant, his heirs, executors, administrators and legal representatives, provided that the rights and obligations of Consultant or the Company hereunder may not be delegated or assigned except as provided in Section 9 hereof.

16.   Entire Agreement

      This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and no representations, inducements, promises or agreements, oral or written, between the parties, not embodied herein shall have any force or effect.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first written above.



GLOBAL EQUITY CORPORATION




--------------------------------------
Name:


Title:
      --------------------------------




CONSULTANT:




--------------------------------------
John R. Hart

                             CONSULTING AGREEMENT

      This CONSULTING AGREEMENT ("Agreement") is made as of January 1, 1997 by and between Global Equity Corporation, an investment and international investment banking corporation formed under the laws of Ontario, Canada ("Company") and Ronald Langley ("Consultant").

                                   RECITALS

 1. The Company is incorporated under the laws of Ontario, Canada. The Company is involved in activities as an international investment banker and in addition searches for and investigates appropriate investment opportunities.

 2. The Company believes it is prudent and appropriate to attempt to increase shareholder value through strategic investments, acquisitions, various business combinations, and constructive rationalization of investments as well as providing investment banking services.

 3. The Company believes that Consultant possesses unique skills, knowledge, and experience.

 4. The Company believes that it is imperative that it and its Board of Directors be able to rely upon the Consultant's advice and recommendations.

 5. Consultant has been a Director of the Company and Chairman since September 5, 1995.

 6. Consultant was instrumental in reorganizing the Company's Board of Directors, management, and corporate structure.

                                    AGREEMENT

In consideration of the foregoing, and of their mutual promises contained herein, the parties agree as follows:

 1.   Engagement and Term

      The Company hereby retains Consultant to render consulting and advisory services as requested from time to time by the Company, for a three-year period commencing on January 1, 1997.

 2.   Scope of Services

      The services to be provided by Consultant shall encompass but not necessarily be limited to the following areas and activities:

      A. To analyze the activities and operations of the Company and its subsidiaries and affiliates and make recommendations to achieve greater operating efficiencies.

Consulting Agreement
Page 2


      B. To conduct investment banking activities on behalf of the Company and its subsidiaries and affiliates including but not limited to investigating opportunities for consolidation, making recommendations for internal financial restructuring, and searching for potential merger and acquisition candidates.

      C. Analyzing the investment portfolio of the Company and its subsidiaries and affiliates and making recommendations to achieve higher yield and a greater overall return.

      D. To fulfill the duties of the Company's Chairman as defined by the Company's Code of Regulations.

      Consultant will devote his reasonable best efforts to completing the tasks assigned to him by the Company. When requested, Consultant will furnish to the Company written reports as specific tasks are accomplished or results ascertained. In addition, Consultant will engage in discussions and meetings with Company personnel when so requested and when appropriate and necessary.

 3.   Compensation

      The Company shall compensate Consultant at the annual rate of $266,672, such annual rate to be reviewed by Company's Compensation Committee.

      In addition, Consultant shall be eligible to receive an annual incentive award based on the growth of the Company's book value per share during the fiscal year above a threshold. The threshold above which incentives are earned is 80% of the S&P 500 annualized total return for the five previous years. For 1997, the threshold is 12%. If book value per share exceeds this threshold, the incentive award shall be equal to 5% of such excess multiplied by the number of shares outstanding at the beginning of the fiscal year. Such award shall adjust the Director Incentive Stock Option Plan (1993) (as amended) as outlined in the February 12, 1997 Board of Director minutes.

 4.   Change of Control

      A "Change of Control" shall be deemed to have occurred if a sufficient number of shares of the Company or its parent company are acquired by a third party or by third parties acting jointly to effect a change in the Board of Directors and, after such number of shares are acquired, a majority of the Board of Directors of the Company or its parent company as constituted immediately prior to such acquisition, are replaced. In the event of a Change of Control, the Company shall immediately pay Consultant a lump sum of $800,016 plus an amount equal to three (3) times the highest annual bonus paid to Consultant in the last three years.

 5.   Termination

      If Consultant's services under this Agreement are terminated for any reason, prior to December 31, 1999, Consultant shall be paid a lump sum equal to $800,016 minus the amount previously paid to Consultant under this Agreement. Any such payment under this Section 5 shall be in addition to any payments made under Section 4.

Consulting Agreement
Page 3


6.    Death or Disability of Consultant

      In the event Consultant dies prior to December 11, 1999, a lump sum shall be paid to the person designated by Consultant, in an amount equal to $800,016 minus the amount previously paid to Consultant under this Agreement. In the event the Consultant becomes permanently and totally disabled, prior to December 11, 1999, Consultant shall be paid a lump sum in an amount equal to $800,016 minus the amount previously paid to Consultant under this Agreement. Any payments paid under this Section 6, shall be in addition to any payments paid to Consultant.

 7.   Confidentiality

      Both during the term of his engagement by the Company and thereafter, Consultant shall not, without the prior written consent of the Company, or as required by the order of any court or administrative agency with jurisdiction, divulge to any third party, or use for his own benefit or for any purpose other than the exclusive benefit of the Company, any confidential information concerning its business and affairs obtained by him during the term of his engagement; it being the intent hereof that Consultant shall not so divulge or use any such information which is unpublished or not readily available to the general public. Nothing contained in this Section 5 shall restrict Consultant's ability to make such disclosures during the course of his engagement as may be necessary or appropriate to the effective and efficient discharge of his duties to the Company under this Agreement.

 8.   Other Agreements

      Consultant represents and warrants to the Company that there is no agreement between him and any other person, firm or corporation concerning the performance of services under this Agreement or which in any way might prevent Consultant from performing his obligations under this Agreement. Nothing shall be interpreted as precluding Consultant from seeking or performing other employment or consultation work.

 9.   Assignment

      This Agreement may not be assigned by either party without the prior written consent of the other.

10.   Waiver of Breach

      Failure to insist upon strict compliance with any of the terms, promises or conditions of this Agreement shall not be deemed a waiver of such terms, promise or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power, unless specifically stated.

11.   Severability

      The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.

12.   Modification

      This Agreement cannot be amended, changed, modified, or discharged except by an agreement in writing signed by both the Company and Consultant.

Consulting Agreement
Page 4


13.   Governing Law

      This Agreement and the performance of this Agreement shall be governed by the laws of the State of California.


14.   Captions

      The captions at the beginning of the several sections of this Agreement are not part of the context hereof but are only guides or labels to assist in locating and reading such sections. They should be given no effect in construing this Agreement.

15.   Binding Effect

      Except as otherwise herein expressly provided, this Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and Consultant, his heirs, executors, administrators and legal representatives, provided that the rights and obligations of Consultant or the Company hereunder may not be delegated or assigned except as provided in Section 9 hereof.

16.   Entire Agreement

      This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and no representations, inducements, promises or agreements, oral or written, between the parties, not embodied herein shall have any force or effect.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first written above.



GLOBAL EQUITY CORPORATION




----------------------------------
Name:


Title:
      ----------------------------



CONSULTANT:




----------------------------------
Ronald Langley

                              CONSULTING AGREEMENT

      This CONSULTING AGREEMENT ("Agreement") is made as of January 1, 1997 by and between PICO Holdings, Inc., an insurance and investment holding company formed under the laws of the State of California ("Company") and Ronald Langley ("Consultant").
                                   RECITALS

 1. The Company is incorporated under the laws of the State of California. The Company searches for and investigates appropriate investment opportunities.

 2. The Company believes it is prudent and appropriate to attempt to increase shareholder value through strategic investments, acquisitions, various business combinations, and constructive rationalization of investments.

 3. The Company believes that Consultant possesses unique skills, knowledge, and experience.

 4. The Company believes that it is imperative that it and its Board of Directors be able to rely upon the Consultant's advice and recommendations.

 5. Consultant has been a Director and Chairman of the Company and its predecessor since December 10, 1993.

 6. Consultant was instrumental in reorganizing the Company's Board of Directors, management, and corporate structure.

                                   AGREEMENT

In consideration of the foregoing, and of their mutual promises contained herein, the parties agree as follows:

 1.   Engagement and Term

      The Company hereby retains Consultant to render consulting and advisory services as requested from time to time by the Company, for a three-year period commencing on January 1, 1997.

 2.   Scope of Services

      The services to be provided by Consultant shall encompass but not necessarily be limited to the following areas and activities:

      A. To analyze the activities and operations of the Company and its subsidiaries and affiliates and make recommendations to achieve greater operating efficiencies.

Consulting Agreement
Page 2


      B. To conduct activities on behalf of the Company and its subsidiaries and affiliates including but not limited to investigating opportunities for consolidation, making recommendations for internal financial restructuring, and searching for potential merger and acquisition candidates.

      C. Analyzing the investment portfolio of the Company and its subsidiaries and affiliates and making recommendations to achieve higher yield and a greater overall return.

      D. To fulfill the duties of the Company's Chairman as defined by the Company's Code of Regulations.

      Consultant will devote his reasonable best efforts to completing the tasks assigned to him by the Company. When requested, Consultant will furnish to the Company written reports as specific tasks are accomplished or results ascertained. In addition, Consultant will engage in discussions and meetings with Company personnel when so requested and when appropriate and necessary.

 3.   Compensation

      The Company shall compensate Consultant at the annual rate of $533,328, such annual rate to be reviewed by Company's Compensation Committee.

      In addition, Consultant shall be eligible to receive an annual incentive award based on the growth of the Company's book value per share during the fiscal year above a threshold. The threshold above which incentives are earned is 80% of the S&P 500 annualized total return for the five previous years. For 1997, the threshold is 12%. If book value per share exceeds this threshold, the incentive award shall be equal to 5% of such excess multiplied by the number of shares outstanding at the beginning of the fiscal year.

 4.   Change of Control

      A "Change of Control" shall be deemed to have occurred if a sufficient number of shares of the Company are acquired by a third party or by third parties acting jointly to effect a change in the Board of Directors and, after such number of shares are acquired, a majority of the Board of Directors of the Company as constituted immediately prior to such acquisition, are replaced. In the event of a Change of Control, the Company shall immediately pay Consultant a lump sum of $1,599,984 plus an amount equal to three (3) times the highest annual bonus paid to Consultant in the last three years.

 5.   Termination

      If Consultant's services under this Agreement are terminated for any reason, prior to December 31, 1999, Consultant shall be paid a lump sum equal to $1,599,984 minus the amount previously paid to Consultant under this Agreement. Any such payment under this Section 5 shall be in addition to any payments made under Section 4.

Consulting Agreement
Page 3


6.    Death or Disability of Consultant

      In the event Consultant dies prior to December 11, 1999, a lump sum shall be paid to the person designated by Consultant, in an amount equal to $1,599,984 minus the amount previously paid to Consultant under this Agreement. In the event the Consultant becomes permanently and totally disabled, prior to December 11, 1999, Consultant shall be paid a lump sum in an amount equal to $1,599,984 minus the amount previously paid to Consultant under this Agreement. Any payments paid under this Section 6, shall be in addition to any payments paid to Consultant.

 7.   Confidentiality

      Both during the term of his engagement by the Company and thereafter, Consultant shall not, without the prior written consent of the Company, or as required by the order of any court or administrative agency with jurisdiction, divulge to any third party, or use for his own benefit or for any purpose other than the exclusive benefit of the Company, any confidential information concerning its business and affairs obtained by him during the term of his engagement; it being the intent hereof that Consultant shall not so divulge or use any such information which is unpublished or not readily available to the general public. Nothing contained in this Section 5 shall restrict Consultant's ability to make such disclosures during the course of his engagement as may be necessary or appropriate to the effective and efficient discharge of his duties to the Company under this Agreement.

 8.   Other Agreements

      Consultant represents and warrants to the Company that there is no agreement between him and any other person, firm or corporation concerning the performance of services under this Agreement or which in any way might prevent Consultant from performing his obligations under this Agreement. Nothing shall be interpreted as precluding Consultant from seeking or performing other employment or consultation work.

 9.   Assignment

      This Agreement may not be assigned by either party without the prior written consent of the other.

10.   Waiver of Breach

      Failure to insist upon strict compliance with any of the terms, promises or conditions of this Agreement shall not be deemed a waiver of such terms, promise or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power, unless specifically stated.

11.   Severability

      The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.

12.   Modification

      This Agreement cannot be amended, changed, modified, or discharged except by an agreement in writing signed by both the Company and Consultant.

Consulting Agreement
Page 4


13.   Governing Law

      This Agreement and the performance of this Agreement shall be governed by the laws of State of California.


14.   Captions

      The captions at the beginning of the several sections of this Agreement are not part of the context hereof but are only guides or labels to assist in locating and reading such sections. They should be given no effect in construing this Agreement.

15.   Binding Effect

      Except as otherwise herein expressly provided, this Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and Consultant, his heirs, executors, administrators and legal representatives, provided that the rights and obligations of Consultant or the Company hereunder may not be delegated or assigned except as provided in Section 9 hereof.

16.   Entire Agreement

      This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and no representations, inducements, promises or agreements, oral or written, between the parties, not embodied herein shall have any force or effect.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first written above.



PICO HOLDINGS, INC.




----------------------------------
Name:


Title:
      ----------------------------



CONSULTANT:




----------------------------------
Ronald Langley

                              CONSULTING AGREEMENT

      This CONSULTING AGREEMENT ("Agreement") is made as of January 1, 1997 by and between PICO Holdings, Inc., an insurance and investment holding company formed under the laws of the State of California ("Company") and John R. Hart ("Consultant").
                                   RECITALS

 1. The Company is incorporated under the laws of the State of California. The Company searches for and investigates appropriate investment opportunities.

 2. The Company believes it is prudent and appropriate to attempt to increase shareholder value through strategic investments, acquisitions, various business combinations, and constructive rationalization of investments.

 3. The Company believes that Consultant possesses unique skills, knowledge, and experience.

 4. The Company believes that it is imperative that it and its Board of Directors be able to rely upon the Consultant's advice and recommendations.

 5. Consultant has been a Director and President and CEO of the Company and its predecessor since December 10, 1993.

 6. Consultant was instrumental in reorganizing the Company's Board of Directors, management, and corporate structure.

                                   AGREEMENT

In consideration of the foregoing, and of their mutual promises contained herein, the parties agree as follows:

 1.   Engagement and Term

      The Company hereby retains Consultant to render consulting and advisory services as requested from time to time by the Company, for a three-year period commencing on January 1, 1997.

 2.   Scope of Services

      The services to be provided by Consultant shall encompass but not necessarily be limited to the following areas and activities:

      A. To analyze the activities and operations of the Company and its subsidiaries and affiliates and make recommendations to achieve greater operating efficiencies.

Consulting Agreement
Page 2


      B. To conduct activities on behalf of the Company and its subsidiaries and affiliates including but not limited to investigating opportunities for consolidation, making recommendations for internal financial restructuring, and searching for potential merger and acquisition candidates.

      C. Analyzing the investment portfolio of the Company and its subsidiaries and affiliates and making recommendations to achieve higher yield and a greater overall return.

      D. To fulfill the duties of the Company's President and Chief Executive Officer as defined by the Company's Code of Regulations.

      Consultant will devote his reasonable best efforts to completing the tasks assigned to him by the Company. When requested, Consultant will furnish to the Company written reports as specific tasks are accomplished or results ascertained. In addition, Consultant will engage in discussions and meetings with Company personnel when so requested and when appropriate and necessary.

 3.   Compensation

      The Company shall compensate Consultant at the annual rate of $533,328, such annual rate to be reviewed by Company's Compensation Committee.

      In addition, Consultant shall be eligible to receive an annual incentive award based on the growth of the Company's book value per share during the fiscal year above a threshold. The threshold above which incentives are earned is 80% of the S&P 500 annualized total return for the five previous years. For 1997, the threshold is 12%. If book value per share exceeds this threshold, the incentive award shall be equal to 5% of such excess multiplied by the number of shares outstanding at the beginning of the fiscal year.

 4.   Change of Control

      A "Change of Control" shall be deemed to have occurred if a sufficient number of shares of the Company are acquired by a third party or by third parties acting jointly to effect a change in the Board of Directors and, after such number of shares are acquired, a majority of the Board of Directors of the Company as constituted immediately prior to such acquisition, are replaced. In the event of a Change of Control, the Company shall immediately pay Consultant a lump sum of $1,599,984 plus an amount equal to three (3) times the highest annual bonus paid to Consultant in the last three years.

 5.   Termination

      If Consultant's services under this Agreement are terminated for any reason, prior to December 31, 1999, Consultant shall be paid a lump sum equal to $1,599,984 minus the amount previously paid to Consultant under this Agreement. Any such payment under this Section 5 shall be in addition to any payments made under Section 4.

Consulting Agreement
Page 3


 6.   Death or Disability of Consultant

      In the event Consultant dies prior to December 11, 1999, a lump sum shall be paid to the person designated by Consultant, in an amount equal to $1,599,984 minus the amount previously paid to Consultant under this Agreement. In the event the Consultant becomes permanently and totally disabled, prior to December 11, 1999, Consultant shall be paid a lump sum in an amount equal to $1,599,984 minus the amount previously paid to Consultant under this Agreement. Any payments paid under this Section 6, shall be in addition to any payments paid to Consultant.

 7.   Confidentiality

      Both during the term of his engagement by the Company and thereafter, Consultant shall not, without the prior written consent of the Company, or as required by the order of any court or administrative agency with jurisdiction, divulge to any third party, or use for his own benefit or for any purpose other than the exclusive benefit of the Company, any confidential information concerning its business and affairs obtained by him during the term of his engagement; it being the intent hereof that Consultant shall not so divulge or use any such information which is unpublished or not readily available to the general public. Nothing contained in this Section 5 shall restrict Consultant's ability to make such disclosures during the course of his engagement as may be necessary or appropriate to the effective and efficient discharge of his duties to the Company under this Agreement.

 8.   Other Agreements

      Consultant represents and warrants to the Company that there is no agreement between him and any other person, firm or corporation concerning the performance of services under this Agreement or which in any way might prevent Consultant from performing his obligations under this Agreement. Nothing shall be interpreted as precluding Consultant from seeking or performing other employment or consultation work.

 9.   Assignment

      This Agreement may not be assigned by either party without the prior written consent of the other.

10.   Waiver of Breach

      Failure to insist upon strict compliance with any of the terms, promises or conditions of this Agreement shall not be deemed a waiver of such terms, promise or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power, unless specifically stated.

11.   Severability

      The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.

12.   Modification

      This Agreement cannot be amended, changed, modified, or discharged except by an agreement in writing signed by both the Company and Consultant.

Consulting Agreement
Page 4


13.   Governing Law

      This Agreement and the performance of this Agreement shall be governed by the laws of State of California.

14.   Captions

      The captions at the beginning of the several sections of this Agreement are not part of the context hereof but are only guides or labels to assist in locating and reading such sections. They should be given no effect in construing this Agreement.

15.   Binding Effect

      Except as otherwise herein expressly provided, this Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and Consultant, his heirs, executors, administrators and legal representatives, provided that the rights and obligations of Consultant or the Company hereunder may not be delegated or assigned except as provided in Section 9 hereof.

16.   Entire Agreement

      This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and no representations, inducements, promises or agreements, oral or written, between the parties, not embodied herein shall have any force or effect.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first written above.



PICO HOLDINGS, INC.




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Name:


Title:
      ----------------------------



CONSULTANT:




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John R. Hart